EXHIBIT 99.2

Third Quarter 2003 Earnings Conference Call October 22, 2003

Safe Harbor Language Note: Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the competitive pricing environment applicable to the Company's businesses, customer retention levels, changes in customers' business environments, changes in market conditions affecting the sale of used vehicles, adverse changes in debt ratings, changes in accounting assumptions, greater than expected expenses associated with the Company's activities and changes in general economic conditions. The risks included here are not exhaustive. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Third Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook Pension Update Q & A

3rd Quarter Results Earnings per diluted share before the cumulative effect of an accounting change were $0.63, up from $0.54 in 3Q02 Includes $0.02 benefit from net restructuring recoveries Lease revenue slightly down year-over-year; demand remains slow Continuing year-over-year improvement in commercial rental revenue; improved pricing increasing both revenue and margin Increase in fuel revenue due to higher fuel costs Asset management activities continue to contribute to improved results with 15% year-over-year reduction in non-revenue earning equipment Fleet Management Solutions returns negatively impacted by lower lease revenue and absorption of pension expense increase, offset by improved rental and asset management results Overview

3rd Quarter Results (continued) Dedicated Contract Carriage returns down from prior year due to higher insurance costs and lower revenue Total and U.S. Supply Chain Solutions revenue down due to volume reductions and non-renewal of certain contracts Revenue increases realized in Canada, Latin America and Asia, partially offset by declines in Europe Supply Chain Solutions returns positively affected by overhead reductions and improved operational performance globally Strong cost management in overhead areas continues to positively contribute to results Ryder elected to adopt FIN 46, Consolidation of Variable Interest Entities, in the third quarter Overview

Earnings Per Share Third Quarter Actual Results

Earnings Per Share Year-To-Date Actual Results

Business Segment Third Quarter Fully Allocated ($ Millions) (1) Allocation of Recoveries, Net across business segments was as follows: FMS $2.4 in 2003 and $0.5 in 2002; CSS - $(0.6) in 2003 and $0.2 in 2002; SCS - $0.4 in 2003 and $0.1 in 2002; DCC - $0.5 in 2003

Business Segment Year-To-Date Fully Allocated ($ Millions) (1) Allocation of Recoveries, Net across business segments was as follows: FMS - $3.2 in 2003 and $0.5 in 2002; CSS - $(0.4) in 2003 and $1.4 in 2002; SCS - $0.4 in 2003 and $0.1 in 2002; DCC - $0.5 in 2003

Capital Expenditures ($ Millions) Year-To-Date Full Service Lease Commercial Rental Property, Plant & Equipment Acquisitions Other East 57 37 5 0 1 Year-To-Date 2003

Debt to Equity Ratio Continued and focused emphasis to strengthen the balance sheet ($ Millions) Notes: - 4Q2002 and beyond includes impact of a pension related equity charge of $227.6 million. - 3Q2003 includes impact of consolidating variable interest entities previously disclosed as off-balance sheet debt. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

Free Cash Flow (1) Includes non-cash restructuring and other recoveries, net and cumulative effect of changes in accounting principles (2) Changes in working capital exclude sale of receivables (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures ($ Millions) Year-To-Date Preliminary

Contents Third Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook Pension Update Q & A

2003 Key Initiatives Focus on cost management and process improvement initiatives continues 2003 new initiatives added an incremental $31 million in pre-tax earnings Maintenance Asset Management Overhead Reduction SCS Margin Improvement Insurance and Safety Other $44 - $49 million 2003 Impact of Implemented Initiatives ($ Millions) Status Update

Contents Third Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook Pension Update Q & A

Asset Management Update Total number of non-revenue earning vehicles of 7,200 is down 1,233 units or 15% vs. prior year period Not yet earning (NYE) vehicles are 548 No longer earning (NLE) vehicles are 6,652 3,512 of these units are held for sale at the used truck centers Used tractor retail sales proceeds continue to show signs of improvement for three consecutive quarters, up 7% from 4Q02 The overall number of vehicles sold was up 4% compared to 2Q03 at 3,548 Note: U.S. only

Asset Management Update Focused efforts in the area of asset management continue to positively impact earnings and strengthen free cash flow Redeployments have declined 14% and total extensions have declined 20%; however, both continue to be ahead of plan Note: U.S. only Redeployments Total Extensions Early Terminations Early Replacements YTD Sep 99 2295 1281 5642 4644 YTD Sep 00 3431 1663 5298 3337 YTD Sep 01 3829 2022 5339 1157 YTD Sep 02 4356 3942 4832 837 YTD Sep 03 3762 3166 3452 673

Contents Third Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook Pension Update Q & A

Earnings Outlook Revising full year 2003 forecasted earnings to $2.04 - $2.08 per share. Current projection for EPS is as follows: ($ Earnings Per Share) Year-to-Date(1) 4th Qtr Full Year 2003 Actual/Proj. EPS 1.51 0.53-0.57 2.04-2.08 (1) Excludes cumulative effect of changes in accounting principles charge of $0.06. Includes restructuring recoveries of $0.04.

Contents First Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook Pension Update Q & A

Pension Update Ryder made $50M contribution to U.S. pension plan in October 2003 Analysis indicated positive economic benefit to optional contribution in 2003 Present value of estimated required contributions over the next 5 years totals $135M to U.S. plan and $205M globally (assuming expected long-term rate of return realized and other assumptions remain unchanged) Global pension plan contributions for 2003 total an estimated $65M Current U.S. plan assumptions: 8.5% expected long-term rate of return, 6.5% discount rate, 5% rate of increase in compensation, and 8.5-year amortization period for gains/losses U.S. plan results: Actual September 2003 YTD return of 13% in U.S. plan Current discount rate is approximately 6.25% Assuming YTD results pension expense for 2004 would decrease by approximately $6M to $8M Final expense will be based on portfolio performance through 12/31/03 and year-end corporate bond rates used to derive discount rate in liability calculation

Q & A

Appendix Business Segment Detail Non-Revenue Earning Equipment FIN 46 - Balance Sheet Detail Non-GAAP Financial Measures

Fleet Management Solutions (FMS) ($ Millions) Third Quarter (a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Fleet Management Solutions (FMS) ($ Millions) Year-To-Date (a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Supply Chain Solutions (SCS) ($ Millions) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Supply Chain Solutions (SCS) ($ Millions) Year-To-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) Third Quarter (a) The Company uses operating revenue, a non GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) Year-To-Date (a) The Company uses operating revenue, a non GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Central Support Services (CSS) ($ Millions) Third Quarter

Central Support Services (CSS) ($ Millions) Year-To-Date

Non-Revenue Earning Equipment Not Yet Earning - "NYE" No Longer Earning - "NLE" Total 10,727 Dec 2000 Total 12,040 Mar 2001 Total 10,915 June 2001 Total 10,991 Sept 2001 Total 11,072 Dec 2001 Total 10,361 Mar 2002 Units held for sale 3,485 5,215 5,115 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Status Total 8,131 Dec 2002 3,512 Total 7,985 Jun 2003 Note: U.S. only Total 7,200 Sept 2003

FIN 46 - Balance Sheet Detail Balance Sheet Impact of Consolidating VIEs

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Free Cash Flow Reconciliation ($ Millions) Year-To-Date Preliminary (a) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service, acquisitions and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

Debt to Equity Reconciliation (a) The Company uses total obligations, a non-GAAP financial measure, which includes certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes this non-GAAP financial measure is useful to investors as it is a more complete measure of the Company's existing financial obligations and helps investors better assess the Company's overall leverage position. Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.